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UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2005

COLLEGE LOAN CORPORATION TRUST 2005-2
(Issuer of the Notes)

COLLEGE LOAN LLC
(Sponsor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware Delaware	333-112075-01 333-112075	32-6044730 32-0005932

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive, Suite 100, San Diego, California            92127

(Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code (888) 972-6311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

See the monthly statement attached as Exhibit 20.1 hereto distributed to Holders of College Loan Corporation Trust 2005-2, Student Loan Asset-Backed Notes, Series 2005-2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

20.1.	Monthly statement distributed to holders of College Loan Corporation Trust 2005-2 Student Loan Asset-Backed Notes, Series 2005-2.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGE LOAN CORPORATION TRUST 2005-2
COLLEGE LOAN CORPORATION
(Co-Registrants)

Dated: November 15, 2005	College Loan LLC, as Co-Registrant by College Loan Corporation, as Sole Economic Member By:/s/ Elizabeth Wood Name: Elizabeth Wood Title: Chief Financial Officer

Dated: November 15, 2005	College Loan Corporation Trust 2005-2, as Co-Registrant,
by College Loan Corporation as Sole Economic
Member of College Loan LLC, as Sponsor

By: /s/ Elizabeth Wood
      Name: Elizabeth Wood
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 20.1	Description Monthly statement distributed to holders of College Loan Corporation Trust 2005-2 Student Loan Asset-Backed Notes, Series 2005-2.